Exhibit 10.30



                                                            DATED: JULY 16, 2001

                                                                       EXHIBIT A
                                                                       ---------

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


No.  [1]                                                                $100,000

                              PEN INTERCONNECT INC
                            8% CONVERTIBLE DEBENTURE
                                DUE JULY 16, 2004

     THIS DEBENTURE is an issued debenture of Pen Interconnect, Inc., a Utah corporation, having a principal place of business at 2961 W. MacArthur Blvd., Suite 121, Santa Ana, CA 92704 (the "Company"), designated as its 8% Secured
                                         -------
Convertible Debentures, due July 16, 2004, in the aggregate principal amount of One Hundred Thousand Dollars ($100,000) (the "Debentures").
                                                    ----------

     FOR VALUE RECEIVED, the Company promises to pay to Howard Schraub or his registered assigns (the "Holder"), the principal sum of $100,000, on July 16,
                            ------
2004 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the
                                      -------------
Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 8% per annum, payable on a quarterly basis on May 31, June 30, September 30 and December 31 of each year while such Debentures are outstanding commencing on July 31, 2001 and on each Conversion Date (as defined  herein)  (each  an  "Interest Payment Date") for such principal amount,
                              ---------------------
commencing on the earlier to occur of a Conversion Date for such principal amount and July 16, 2004, in cash or shares of Common Stock (as defined in
Section 6). Subject to the terms and conditions herein, the Holder May elect to receive interest hereunder in shares of Common Stock or cash. If interest is paid by the Company in shares of its Common Stock, then the number of shares of Common Stock issuable on account of such interest shall equal the cash amount of such interest on such Interest Payment Date divided by the Conversion Price (as defined below) on such date. Interest shall be calculated on the basis on a 360-day year and shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which May become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 6) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "Debenture Register"). All overdue accrued and unpaid interest to be paid in
         -----------
cash hereunder shall entail a late fee at the rate of 15% per annum ("Late Fee")
                                                                      --------
(or such lower maximum amount of interest permitted to be charged under applicable law) which will accrue daily, from the date such interest is due hereunder through and including the date of payment, payable in cash or, at the option of the Holder, in shares of Common Stock. If such Late Fee is paid by the Company in shares of its Common Stock, then the number of shares of Common Stock issuable on account of such Late Fee shall equal the cash amount of such Late Fee on such Late Fee payment date divided by the Conversion Price on such date.

     This  Debenture  is  subject  to  the  following  additional  provisions:

     Section 1.       This  Debenture  is exchangeable  for  an  equal aggregate
     ---------
principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

     Section 2.       This  Debenture  has been  issued  subject  to  certain
     ---------
investment representations of the original Holder set forth in the Purchase Agreement (as defined in Section 6) and May be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company May treat the Person (as defined in Section 6) in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     Section 3.       Events  of  Default.
     ---------        -------------------

     (a)     "Event  of  Default",  wherever  used  herein, means any one of the
              ------------------
following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

          (i)any default in the payment of the principal of, interest (including any Late Fees) on or liquidated damages in respect of, any Debentures, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

         (ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of any of the Transaction Documents (as defined in Section 6), and such failure or breach shall not have been remedied within five days after the date on which notice of such failure or breach shall have been given;

        (iii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 61 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

       (iv) the Company shall default in any of its obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there May be issued, or by which there May be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $100,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

        (v) the Common Stock shall not be eligible for quotation on and quoted for trading or listed for trading on the OTC Bulletin Board ("OTC'),
 Nasdaq                                                                ---
SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Subsequent Market") and shall not again be eligible
                             -----------------
for  and  quoted  or  listed  for  trading  thereon  within  five  Trading Days;

        (vi) the Company shall be a party to any Change of Control Transaction (as defined in Section 6), shall agree to sell or dispose all or in excess of 33% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares (as defined in Section
6));

       (vii) an Underlying Shares Registration Statement (as defined in Section
6) shall  not have been declared effective by the Commission (as defined in
Section 6)  on  or  prior  to  the  120th  day  after  the  Original Issue Date;

      (viii) if, during the Effectiveness Period (as defined in the Registration Rights Agreement (as defined in Section 6)), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than five consecutive Trading Days or an aggregate of eight Trading Days (which need not be consecutive Trading Days);

       (ix) an Event (as defined in the Registration Rights Agreement) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the 120th day after the Original Issue Date, which shall be covered by Section 3(a)(vii));

        (x) the Company shall fail for any reason to deliver common stock certicates to a Holder prior to the third Trading Day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof;

       (xi) the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within five days after notice is claimed delivered hereunder; or

     (b) During the time that any portion of this Debenture is outstanding, if any Event of Default occurs and is continuing, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, that if the Company informs the
                              -----------------
Holder that it will be unable to pay the amounts due in cash, the Holder May request payment of such amounts in stock. The number of shares of Common Stock issuable in payment thereof shall be determined by dividing the aggregate amount due to the Holder by the Conversion Price. The aggregate amount payable upon an Event of Default shall be equal to the sum of (i) the Mandatory Prepayment Amount (as defined in Section 6) plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions hereunder within thirty days of the date of a declaration of an Event of Default and then held by the Holder and (B) the Per Share Market Value (as defined in Section 6) on the date prepayment is due or the date the full prepayment price is paid, whichever is greater. Interest shall accrue on the prepayment amount hereunder from the seventh day after such amount is due (being the date of an Event of Default) through the date of prepayment in full thereof at the rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures and Underlying Shares for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder May immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration May be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

     Section 4.      Conversion.
     ---------       ----------

     (a)     (i)      Conversion  at  Option of Holder. (A) This Debenture shall
                      --------------------------------
be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (subject to the limitations on conversion set forth in Section 4(a)(ii) hereof). The number of shares of Common Stock issuable upon a conversion hereunder equals the sum of (i) the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price (see (c)(i) for this section), and (ii) the amount equal to (I) the product of (x) the outstanding principal amount of this Debenture to be converted and (y) the product of (1) the quotient obtained by dividing .08 by 360 and (2) the number of days for which such principal amount was outstanding, divided by (II) the Conversion Price on the Conversion Date, provided, that if the Holder shall have
                                         --------
elected  to  receive  the  interest due on a Conversion Date in cash, subsection
(ii) shall not be used in the calculation of the number of shares of Common Stock issuable upon a conversion hereunder.

             (B) Notwithstanding anything to the contrary contained herein, if on any Conversion Date:

                (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay principal and interest hereunder in shares of Common Stock;

                (2) after the Principal and Interest Effectiveness Date (the ninetieth day after closing) such shares of Common Stock (x) are not registered for resale pursuant to an effective Underlying Shares Registration Statement and
(y) May not be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as defined in Section 6), as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent in the form and substance acceptable to the applicable Holder and such transfer agent (if the shares of Common Stock are permitted by the Holder to be delivered under this clause (2) prior to the Effectiveness Date (as defined in the Registration Rights Agreement) and thereafter an Underlying Shares Registration Statement shall be declared effective by the Commission, the Company shall, within three Trading Days after the date of such declaration of effectiveness, exchange such shares for shares of Common Stock that are free of restrictive legends of any kind);

               (3) the Common Stock is not listed or quoted for trading on the OTC Bulletin Board ("OTC') or on a Subsequent Market;
                   ---

               (4) the Company has failed to timely satisfy its conversion obligations hereunder; or

               (5) the issuance of such shares of Common Stock would result in a violation of Sections 4(a)(ii), then, at the option of the Holder, the Company, in lieu of delivering shares of Common Stock pursuant to Section 4(a)(i), shall deliver, within three Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount of the Debentures to be converted plus any interest due therein divided by the conversion price and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

     (C) The Holder shall effect conversions by simultaneously delivering to the Company and the Escrow Agent a completed notice in the form attached hereto as Exhibit A (a "Conversion Notice"), including a completed Conversion Schedule
    ---------     -----------------
in the form of Schedule 1 to the Conversion Notice (on each Conversion Date, the
               ----------
"Conversion  Schedule").  The  Conversion Schedule shall set forth the remaining
 --------------------
principal amount of this Debenture and all accrued and unpaid interest thereon subsequent to the conversion at issue. The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire
                   ---------------
principal amount outstanding under this Debenture, the Holder is not be required to physically surrender this Debenture to the Company in order to effect conversions. Subject to Section 4(b), each Conversion Notice, once given, shall be irrevocable. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Schedule. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

       (ii)     Certain  Conversion  Restrictions.  A  Holder  May  not  convert
              ---------------------------------
Debentures or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it May hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which May be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Debentures are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its affiliates May beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section May be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

     (b) (i) Not later than three Trading Days after any Conversion Date, (i) the Escrow Agent is hereby authorized and directed to deliver to the Holder a certificate or certificates which shall be free of restrictive legends and trading restrictions representing the number of shares of Common Stock issuable upon such conversion in accordance with the terms hereof (if there is no Escrow Agent for such purpose or for any reason there are insufficient shares of Common Stock deposited with the Escrow Agent for delivery to the Holder upon conversion hereunder, the Corporation will deliver to the Holder within three Trading Days the shares of Common Stock being acquired upon the conversion), and
(ii) if the Holder has elected to receive accrued interest in cash, the Company will deliver to the Holder a bank check, payable to Holder, in the amount of accrued and unpaid interest. If requested by a Holder, the Company and the Escrow Agent will use their best efforts to deliver conversion shares electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If shares of Common Stock issuable following a Conversion Notice are not delivered to or as directed by the Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Escrow Agent and the Company at any time on or before its receipt of such shares, to rescind such conversion, in which event the Company shall immediately return to the Holder a Debenture in principal amount equal to the principal amount, interest and all other amounts due in respect of the Conversion Notice (provided the Holder is converting the entire principal amount outstanding under this Debenture).

       (ii) If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each Trading Day after such third Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Further, if the Company shall not have delivered any cash due in respect of conversions of Debentures or as payment of interest thereon by the third Trading Day after the Conversion Date, the Holder May, by notice to the Company, require the Company to issue shares of Common Stock pursuant to Section 4(c), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provision of this Section.

       (iii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder
                 ------
(in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and
(B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under
Section  4(b)(ii)  in  respect  of  the  certificates  resulting in such Buy-In.

     (c)     (i)     The  conversion price (the "Conversion Price") in effect on
                                                 ----------------
any Conversion Date shall be the lesser of (1) $.04 and (2) 70% of the average of the lowest three inter-day trading prices (which need not occur on consecutive Trading Days) during the thirty Trading Days immediately preceding the applicable Conversion Date (which May include Trading Days prior to the Original Issue Date), provided, that such thirty Trading Day period shall be
                         --------
extended for the number of Trading Days during such period in which (A) trading in the Common Stock is suspended by, or not traded on, the pink sheets or a Subsequent Market on which the Common Stock is then listed, or (B) after the date declared effective by the Commission, the Underlying Shares Registration Statement is either not effective or the Prospectus included in the Underlying Shares Registration Statement May not be used by the Holder for the resale of Underlying Shares.

       (ii)    If the Company, at any time while the Debentures are outstanding,
(a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

       (iii) If the Company, at any time while Debentures are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

       (iv) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while Debentures are outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") entitling
                                            ------------------------
any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the sole option of the Holder, the Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder and the Escrow Agent in writing, no later than the business day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of
(i) issuances of Common Stock or Common Stock Equivalents to the extent disclosed in Schedule 2.1(c) to the Purchase Agreement, (ii) issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Company's stock option or stock purchase plans, or (iii) exercises under the Warrants (as defined in the Purchase Agreement).

       (v) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

       (vi) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to, at their option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay the aggregate of its outstanding principal amount of Debentures, plus all interest and other amounts due and payable thereon, at a price determined in accordance with Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

       (vii) Company share reserve not less than 200% of the shares of Common Stock issuable upon conversion in full of the Debentures and exercise in full of the Warrants; and within five Business Days following the receipt by the Company of a Purchaser's notice that such minimum number of Underlying Shares is not so reserved, the Company shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.

       (vii) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case May be. No adjustments in either the Conversion Price or the Initial Conversion Price shall be required if such adjustment is less than $0.01, provided, however, that any
                                                     --------
adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

       (viii) Whenever either the Initial Conversion Price or the Conversion Price is adjusted pursuant to any of Section 4(c)(ii) - (v), the Company shall promptly mail to each Holder a notice setting forth the Initial Conversion Price or Conversion Price (as applicable) after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

       (ix) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the
                                                              --------
failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

       (x) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section 3(b), (B) convert its aggregate principal amount of Debentures then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of Debentures could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder convertible debentures with a principal amount equal to the aggregate principal amount of Debentures then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued convertible debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of a Holder of Debentures set forth herein and the agreements pursuant to which the Debentures were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

     (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

     (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but May if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that May be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that May be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (g) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 2961 W. MacArthur Blvd., Suite 121, Santa Ana, CA 92704, Facsimile No.: 714/ 436-9728, attention:
Steve Fryer, or such other address or facsimile number as the Company May specify for such purposes by notice to the Holders delivered in accordance with this Section, with a copy to (other than for Conversion Notices) [],
Facsimile  No.:  [   ]  [        ], Attn: [       ].  Any and all notices or
other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or
(v) upon actual receipt by the party to whom such notice is required to be given.

     Section  5.   Definitions.  For  the  purposes  hereof, the following terms
     -----------   -----------
shall  have  the  following  meanings:

     "Business  Day"  means  any  day  except Saturday, Sunday and any day which
      -------------
shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York or Commonwealth of Pennsylvania are authorized or required by law or other government action to close.

     "Change  of  Control  Transaction"  means  the  occurrence of any of (i) an
      --------------------------------
acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

     "Commission"  means  the  Securities  and  Exchange  Commission.
      ----------

     "Common  Stock"  means the common stock, $0.001 par value per share, of the
      -------------
Company and stock of any other class into which such shares May hereafter have been reclassified or changed.

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Original  Issue  Date"  shall  mean  the date of the first issuance of the
      ---------------------
Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which May be issued to evidence such Debenture.

     "Person"  means a corporation, an association, a partnership, organization,
      ------
a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Purchase  Agreement"  means  the  Secured  Convertible  Debenture Purchase
      -------------------
Agreement, dated February [ ], 200, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

          "Registration  Rights  Agreement"  means  the  Registration  Rights
           -------------------------------
Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

     "Securities  Act"  means  the  Securities  Act of 1933, as amended, and the
      ---------------
rules  and  regulations  promulgated  thereunder.

     "Trading  Day"  means  (a)  a  day  on which the shares of Common Stock are
      ------------
traded on the OTC or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on a Subsequent Market, a day on which the shares of Common Stock are traded  in  the  over-the-counter  market, as reported by the OTC, or (c) if the shares of Common Stock are not quoted on the OTC, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that
                                                --------
the shares of Common Stock are not listed or quoted as set forth in (a), (b) and
(c)  hereof,  then  Trading  Day  shall  mean  any  day  except  a Business Day.

     "Transaction  Documents"  shall  have the meaning set forth in the Purchase
      ----------------------
Agreement.

     "Underlying  Shares"  means  the  shares  of  Common  Stock  issuable  upon
      ------------------
conversion  of Debentures or as payment of interest in accordance with the terms
      --
hereof.

     "Underlying  Shares  Registration Statement" means a registration statement
      ------------------------------------------
meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

     Section  6.       Except as expressly provided herein, no provision of this
     -----------
Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any)  on,  this  Debenture  at  the  time,  place,  and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or
                                  ----  -----
hereafter  issued  under  the  terms  set  forth  herein.  As  long as there are
Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing. The Company May only voluntarily prepay the outstanding principal  amount  on  the  Debentures  in  accordance  with  Section  5 hereof.

     Section  7.       This Debenture shall not entitle the Holder to any of the
     -----------
rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     Section  8.       If  this  Debenture  shall  be mutilated, lost, stolen or
     -----------
destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

     Section  9.  No  indebtedness of the Company is senior to this Debenture in
     -----------
right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. The Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures.

     Section  10.  This  Debenture  shall  be  governed  by  and  construed  in
     ------------
accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     Section  11.  Any  waiver  by  the Company or the Holder of a breach of any
     ------------
provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

     Section  12.  If  any  provision  of  this Debenture is invalid, illegal or
     ------------
unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it May lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which May affect the covenants or the performance of this indenture, and the Company (to the extent it May lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

     Section  13.  Whenever  any  payment or other obligation hereunder shall be
     ------------
due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

     Section  14.  The  payment  obligations  under  this  Debenture  and  the
     ------------
obligations  of  the Company to the Holder arising upon the conversion of all or
     ---
any of the Debentures in accordance with the provisions hereof are secured pursuant to the Security Agreement (as defined in the Purchase Agreement).

     Section  15.  Injunction  -  Posting  of  Bond.  The Company May not refuse
     ------------  --------------------------------
conversion of a Note based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

     IN WITNESS WHEREOF, the Company has caused this Secured Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


     PEN  INTERCONNECT,  INC.



     By:  /s/  Steven  Fryer
               -------------
     Name:     [Steven  Fryer           ]
     Title:    [  CEO                   ]

                                 EXHIBIT  A

                           NOTICE  OF  CONVERSION


(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of common stock, $0.01 par value per share (the "Common Stock"), of Pen Interconnect, Inc(the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion  calculations:      ----------------------------------------------
                               Date to Effect Conversion
                               ----------------------------------------------
                               Principal Amount of Debentures to be Converted

                               Payment of Interest in Kind  _ Yes
                                                            _ No
                                 If yes,  $  _______ of Interest Accrued
                                 on  Account  of Conversion at Issue
                               ----------------------------------------------
                               Number of shares of Common Stock to be Issued
                               ----------------------------------------------
                               Applicable  Conversion  Price
                               ----------------------------------------------
                               Signature
                               -----------------------------
                               Name
                               -----------------------------
                               Address

     SCHEDULE  1

     CONVERSION  SCHEDULE

                             PEN INTERCONNECT, INC.
        8% Secured Convertible Debentures due July 16, 2004, in the aggregate principal amount of $100,000 issued by Pen Interconnect, Inc. This Conversion
Schedule reflects conversions made under Section 4(a)(i) of the above referenced
                                   Debentures.

                                     Dated:





                                             Aggregate Principal
Date of Conversion                            Amount Remaining
(or for first entry,       Amount of      Subsequent to Conversion
Original Issue Date)       Conversion    or original Principal Amount)  Company Attest

 ------------------      -------------     ------------------------   -------------------






































